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                                                                   EXHIBIT 10.30

                             MANNHEIMER SWARTLING




                              FIRST AMENDMENT TO

                    THE SUBSCRIPTION AND EXCHANGE AGREEMENT



This amendment is entered into on November 25, 1998

BETWEEN:

(1)  RAZORFISH, INC. a New York Corporation;

(2) SPRAY VENTURES AB a corporation organised and existing under the laws of the Kingdom of Sweden;

(3)  COMMUNICADE INC. a Delaware corporation; and

(4) SPRAY NETWORK AB a corporation organised and existing under the laws of the Kingdom of Sweden

     (together the "Parties")


WHEREAS:


A Subscription and Exchange Agreement (the "Agreement") was entered into as of October 1, 1998 between Razorfish Inc., Spray Ventures AB and Communicade Inc. under the terms of which Razorfish, Inc. agreed to acquire all the issued and outstanding capital stock and warrants of Spray Network AB.
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                             MANNHEIMER SWARTLING

                                                                               2

THE PARTIES AGREE AS FOLLOWS:

In accordance with the amendment provisions set out in Section 12.07 of the Agreement the Parties hereby agree to amend the Agreement by the amendment of
Section 9.01 (ii) to read as follows:

"(ii) by Spray Ventures if the tax deferral notice requested by Spray Ventures in October 1998 from the Swedish Ministry of Finance has not been obtained on or before 70 days after the date hereof "

Following on from this amendment, the references in the final paragraph of
Section 9.01 to "60th day" and "61st day" are hereby amended to read "70th day" and "71st day" respectively.

This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

In witness whereof, the Parties have executed this Agreement as of the day set out above.

RAZORFISH, INC

By: /s/ Jeffrey A. Dachis
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SPRAY VENTURES AB

By: /s/ Thomas Randerz
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                             MANNHEIMER SWARTLING

                                                                               3
COMMUNICADE INC.

By: /s/ Jerry Neumann
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SPRAY NETWORK AB

By: /S/ Per Bystedt
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